EXHIBIT 10.2

OIL-DRI CORPORATION OF AMERICA

2006 LONG TERM INCENTIVE PLAN

March 14, 2006

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TABLE OF CONTENTS
(continued)

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OIL-DRI CORPORATION OF AMERICA
2006 LONG TERM INCENTIVE PLAN

Section 1.          Establishment, Purpose, and Effective Date of Plan

           1.1          Establishment.  Oil-Dri Corporation of America, a Delaware corporation, hereby establishes the “OIL-DRI CORPORATION OF AMERICA 2006 LONG TERM INCENTIVE PLAN.”  The Plan permits the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based and cash-based awards.

           1.2          Purpose.  The purpose of the Plan is to advance the interests of the Company and its stockholders, by encouraging and providing for the acquisition by Employees and Outside Directors of an equity interest in the success of the Company and its subsidiaries, by providing additional incentives and motivation toward superior performance of the Company, and by enabling the Company to attract and retain the services of Employees and Outside Directors upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent.

           1.3          Effective Date.  The Plan shall become effective immediately upon its adoption by the Board of Directors of the Company, subject to ratification by the stockholders of the Company.  Awards may be granted hereunder on or after the effective date but shall in no event be exercisable or payable to a Participant prior to such stockholder approval; and, if such approval is not obtained within twelve (12) months after the effective date, such Awards shall be of no force and effect.

Section 2.          Definitions.

           2.1          Definitions.  Whenever used herein, the following terms shall have the respective meanings set forth below:

                          “Award” means collectively or individually a grant under this Plan of a stock option, stock appreciation right, restricted stock, restricted stock unit, performance award, or other stock-based or cash-based award.

                          “Award Agreement” means either (i) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof.  The Committee may provide for the use of electronic, internet or other non-paper Award Agreements, and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Participant.

                          “Board” means the Board of Directors of the Company.

                          “Cause” means (i) the Participant’s conviction of (or plea of guilty or no contest to) a felony which is, in the opinion of the Committee, likely to result in injury of a material nature to the Company or a subsidiary, or (ii) the gross and habitual negligence by the Participant in the performance of Participant’s duties to the Company or its subsidiaries.

                          “Change in Control” means any of the following:

(i) Class B Stock, together with the Common Stock held by the beneficial owners of the Class B Stock, has less than 50% of the voting power of the Company, and

                     (A)        the acquisition by any person or group of beneficial ownership of stock possessing more than 20% of the voting power of the Company, except that (i) no such person or group shall be deemed to own beneficially (a) any securities acquired directly from the Company pursuant to a written agreement with the Company, or (b) any securities held by the Company or a subsidiary or any employee benefit plan (or any related trust) of the Company or a subsidiary, and (ii) no Change in Control shall be deemed to have occurred solely by reason of any such acquisition by a corporation with respect to which, after such acquisition, more than 60% of both the then-outstanding common shares of such corporation and the voting power of such corporation are then beneficially owned, directly or indirectly, by the persons who were the beneficial owners of the stock and voting securities of the Company immediately before such acquisition in substantially the same proportions as their ownership, immediately before such acquisition, of the then outstanding stock or the voting power of the Company, as the case may be; or

                     (B)        individuals who, as of the effective date of the Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided that any individual who becomes a director after the effective date whose election or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company (as such terms are used in Rule 14a-11 under 1934 Act); or

                                    (ii)       approval by the stockholders of the Company of (A) a merger, reorganization or consolidation with respect to which the individuals and entities who were the respective beneficial owners of the stock and voting power of the Company immediately before such merger, reorganization or consolidation do not, immediately after such merger, reorganization or consolidation, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding common shares and the voting power of the corporation resulting from such merger, reorganization or consolidation, (B) a liquidation or dissolution of the Company or (C) the sale or other disposition of all or substantially all of the assets of the Company.

                          For purposes of this definition, “person” means the term as used in Section 13(d) of the 1934 Act; “group” means two or more persons acting together in such a way to be deemed a person for purposes of Section 13(d) of the 1934 Act; “beneficial owner,” “beneficially owned,” “beneficially owning,” and “beneficial ownership” shall have the meanings applicable under Rule 13d-3 under the 1934 Act; “stock” means the securities issued by the Company which generally entitle the holder thereof to vote for the election of directors of the Company and “voting power” means the combined voting power of securities issued by the Company which generally entitle the holder thereof to vote for the election of directors of the Company.

                          Notwithstanding the foregoing, a Change in Control shall be deemed not to have occurred with respect to any Participant with respect to an Award initially issued to such Participant if such Participant is, by written agreement, a participant on such Participant’s own behalf in a transaction in which the persons (or their affiliates) with whom such Participant has the written agreement cause the Change in Control to occur and, pursuant to the written agreement, the Participant has or is to acquire an equity interest in the resulting entity.

                          “Code” means the Internal Revenue Code of 1986, as amended.

                          “Committee” means the Compensation Committee of the Board of Directors or such other committee appointed from time to time by the Board of Directors to administer this Plan.  The Committee shall consist of two or more members, each of whom shall qualify as a “non-employee director,” as the term (or similar or successor term) is defined by Rule 16b-3, and as an “outside director” within the meaning of Code Section 162(m) and regulations thereunder.

                          “Company” means Oil-Dri Corporation of America, a Delaware corporation.

                          “Disability” means a determination of disability under the Company’s long term disability plan, or in the case of a Participant who is not a participant in that plan, a mental or physical condition which, in the opinion of the Committee, renders a Participant unable or incompetent to carry out the job or Outside Director responsibilities which such Participant held or the duties to which such Participant was assigned at the time the disability was incurred, and which is expected to be permanent or for an indefinite duration.  For purposes of extended exercisability of Incentive Stock Options under Section 12.1, or the payment to a Participant of any amount subject to Code Section 409A prior to such Participant’s “separation from service” (as defined in Code Section 409A), “disability” means a disability within the meaning of Code Section 22(e)(3).

                          “Employee” means an employee (including officers and directors who are also employees) of the Company or its subsidiaries, or any division thereof.

                          “Fair Market Value” generally means, as of any specified date, the closing price of the Stock on the New York Stock Exchange, or any other national stock exchange or national market system on which the Stock is then traded, on the specified date, or if no reported sale of Stock shall have occurred on such date, on the next preceding date on which there was such a reported sale.  However:

                          (a)        in the case of Stock which is being acquired through exercise of an Option and payment of the option price is being made through simultaneous sale through a broker of shares of unrestricted Stock acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, Fair Market Value means the selling price of the Stock sold in such simultaneous sale; and

                          (b)        in the case of Class B Stock, Fair Market Value means the Fair Market Value (as defined herein) of Common Stock.

                          “Jaffee Family” means Richard M. Jaffee, his spouse and any of his lineal descendents (including any adopted child), or the spouse of any of the forgoing.

                          “1934 Act” means the Securities Exchange Act of 1934, as amended.

                          “Option” means the right to purchase Stock at a stated price for a specified period of time.  For purposes of the Plan an Option may be either (i) an “Incentive Stock Option,” or “ISO” within the meaning of Code Section 422, (ii) a “Nonstatutory (Nonqualified) Stock Option,” or “NSO,” or (iii) any other type of option allowed by the Code.

                          “Outside Director” means a member of the Board of Directors who is not an Employee.

                          “Participant” means any Employee or Outside Director designated by the Committee to participate in the Plan.

                          “Performance Period” is defined in Section 10.2.

                          “Plan” means the Oil-Dri Corporation of America 2006 Long Term Incentive Plan as set forth herein, and any amendments hereto.

                          “Retirement” means, (i) for a Participant who is an Employee, the Participant’s termination of employment as a result of the Participant’s retirement when (I) the Participant is eligible for an immediate benefit under a Company sponsored defined benefit pension plan and (II) the Participant’s age plus years of service on the date of retirement equal at least eighty (80), and (ii) for a Participant who is an Outside Director, the Participant’s termination of service as a director that occurs after the completion of three (3) years of service (whether before or after the date of a particular Award) as a director of the Company; provided that any interval of less than one (1) year extending from the date of one annual meeting of stockholders of the Company to the date of the next such meeting shall qualify as one year for this purpose.

                          “Rule 16b-3” means Rule 16b-3 or any successor or comparable rule or rules promulgated by the Securities and Exchange Commission under Section 16(b) of the 1934 Act applicable to Awards granted under the Plan.

                          “SAR” means a stock appreciation right.

                          “Stock” means Class A Common Stock, or if no Class A Common Stock is issued and publicly traded on any securities market described in the definition of “fair market value,” then Common Stock, par value $0.10 per share, of the Company and, with respect to any Award made in shares of Class B Stock to a member of the Jaffee Family who is an Employee or Outside Director of the Company or one of its subsidiaries that is more than 50% owned by the Company, Class B Stock, and, with respect to any Award specifically made in shares of Common Stock, Common Stock.  Class A Common Stock, Class B Stock and Common Stock shall have their respective meanings as provided in the Company’s Certificate of Incorporation, as amended.

            2.2          Gender and Number.  Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

            2.3          Sections.  Except when otherwise indicated by the context, any reference to a “Section” shall be to a Section of the Plan.

Section 3.          Eligibility and Participation.

Participants in the Plan shall be selected by the Committee from among those Employees who, in the opinion of the Committee, are in a position to contribute materially to the Company’s continued growth and development and to its long-term financial success.  Outside Directors shall also be eligible to participate in the Plan.

Section 4.          Administration.

            4.1         Committee Administration.  The Committee shall be responsible for the administration of the Plan.  In addition to the other rights and responsibilities as set forth in the Plan, the Committee, by majority action thereof (whether taken during a meeting or by written consent), is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan.  Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever.

           4.2          Board Reservation and Delegation.  The Board may, in its discretion, reserve to itself or delegate to another committee any or all of the authority and responsibility of the Committee with respect to Awards to Participants who are not subject to Section 16 of the 1934 Act at the time any such delegated authority or responsibility is exercised.  Such other committee may consist of one or more (i) officers of the Company or one of its subsidiaries, (ii) directors who may, but need not be, officers or employees of the Company or any of its subsidiaries, or (iii) a combination of individuals described in (i) and (ii) above.  To the extent that the Board has reserved to itself or delegated the authority and responsibility of the Committee to such other committee, all references to the Committee in the Plan shall be to the Board or to such other committee.

Section 5.          Stock Subject to Plan.

           5.1          Aggregate Limitations.  The total number of shares of Stock subject to Awards under the Plan may not exceed 750,000, all of which may be issued with respect to Incentive Stock Options.  Such number of shares shall be subject to adjustment upon occurrence of any of the events described in Section 5.4.  The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

           5.2          Individual Participant Limitations.  The maximum aggregate number of shares of Stock with respect to Awards granted in any calendar year under this Plan to any Participant shall be 100,000.  Such number of shares shall be subject to adjustment upon occurrence of any of the events described in Section 5.4.

           5.3          Reuse.  If, and to the extent:

                          (a)          An Award shall expire or terminate for any reason without having become vested or having been exercised in full (including, without limitation, cancellation and re-grant), the shares of Stock subject thereto which have not become outstanding shall (unless the Plan shall have terminated) become available for issuance under the Plan; or

                          (b)          Awards granted under the Plan become vested and/or are exercised, and shares of Stock are tendered or withheld for the payment of the exercise price or to satisfy tax withholding amounts, then such number of shares of Stock tendered or withheld for the payment of the exercise price or to satisfy tax withholding amounts shall (unless the Plan shall have terminated) become available for issuance under the Plan.

           5.4          Adjustment in Capitalization.  In the event of any change in the outstanding shares of Stock that occurs after ratification of the Plan by the stockholders of the Company by reason of a Stock dividend or split, recapitalization, merger, consolidation, combination, separation (including a spin-off), exchange of shares, or other similar corporate change or distribution of stock or property by the Company, the number and class of and/or price of shares of Stock subject to each outstanding Award, the number and class of shares of Stock available for Awards and the number and class of shares of Stock set forth in Sections 5.1 and 5.2, shall be adjusted appropriately by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share.

Section 6.          Duration of Plan.

The Plan shall remain in effect, subject to the Board’s right to earlier terminate the Plan pursuant to Section 16 hereof, until all Stock subject to it shall have been purchased or acquired pursuant to the provisions hereof.

Section 7.          Stock Options.

           7.1          Grant of Options.  The Committee may, in its discretion, grant Options to any Employee or Outside Director eligible under Section 3 to receive Awards.  The Committee may grant any type of Option to purchase Stock that is permitted by law at the time of grant.

           7.2          Award Agreement.  Each Option shall be evidenced by an Award Agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of shares of Stock to which the Option pertains, the type of Stock covered by such Option and such other provisions as the Committee shall determine; provided, however that the term of an Option shall not exceed ten (10) years.

           7.3          Option Price.  No Option granted pursuant to the Plan shall have an Option price that is less than the Fair Market Value of the Stock on the date the Option is granted, which date may be the date on which the Committee makes the determination to grant the Option, or such later date as specified in advance by the Committee.

           7.4          Exercise of Options.  Options awarded under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall approve, either at the time of grant of such Options or pursuant to a general determination, and which need not be the same for all Participants.

           7.5          Payment.  Options shall be exercised by the delivery of a written notice of exercise to the Company, or otherwise in accordance with procedures established by the Committee, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the Stock. The Option price upon exercise of any Option shall be payable to the Company in full either:

                          (a)          in cash or its equivalent (including, for this purpose, the proceeds from a cashless exercise through a broker);

                          (b)          by tendering previously-acquired Stock, that (i) has an aggregate Fair Market Value on the date of exercise equal to the total Option price and (ii) has been owned by the Participant for at least six (6) months prior to the date of exercise (unless otherwise permitted by the Committee);

                          (c)          by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law; or

                          (d)          by a combination of (a), (b), or (c).

As soon as practicable after receipt of each notice and full payment, the Company shall deliver to the Participant a certificate or certificates representing the acquired shares of Stock.

           7.6          Limitations on ISOs.  Notwithstanding anything in the Plan to the contrary, to the extent required from time to time by the Code, the following additional provisions shall apply to the grant of Options which are intended to qualify as Incentive Stock Options (as such term is defined in Code Section 422):

                          (a)          The aggregate Fair Market Value (determined as of the date the Option is granted) of the shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) shall not exceed $100,000 or such other amount as may subsequently be specified by the Code; provided that, to the extent that such limitation is exceeded, any excess Options (as determined under the Code) shall be deemed to be Nonstatutory (Nonqualified) Stock Options.

                          (b)          Any Award Agreement pertaining to an Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the Option as an Incentive Stock Option.

                          (c)          No Incentive Stock Option may be granted to an Outside Director.

                          (d)          No Incentive Stock Options may be granted after the tenth (10th) anniversary of the date on which this Plan was adopted by the Board.

                          (e)          If an Employee owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company (or, under Code Section 424(d), is deemed to own stock representing more than 10% of the total combined voting power of all such classes of stock), the purchase price per share of Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Stock Option is granted.

                          (f)          Unless exercised, terminated, or canceled sooner, all Incentive Stock Options shall expire no later than ten (10) years after the date of grant.  If any Employee, at the time an Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of the classes of stock of the Company (or, under Code Section 424(d), is deemed to own stock representing more than 10% of total combined voting power of all such classes of stock), the Incentive Stock Option granted shall not be exercisable after the expiration of five (5) years from the date of grant.

                          (g)          The Participant shall be required to notify the Committee of any disposition of any Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions) within ten (10) days of such disposition.

Section 8.          Restricted Stock or Restricted Stock Units.

           8.1          Grant.  The Committee may, in its discretion, grant shares of restricted Stock or restricted stock units to any Employee or Outside Director eligible under Section 3 to receive Awards.

           8.2          Award Agreement.  Each restricted Stock or restricted stock unit Award shall be evidenced by an Award Agreement that shall specify the period(s) of restrictions, the type of Stock covered by such Award, the number of shares of restricted Stock or number of restricted stock units granted, whether and/or how dividends will be credited under such Awards, and such other provisions as the Committee shall determine.

           8.3          Events Upon Vesting.  Upon the date that shares of restricted Common Stock become non-forfeitable, the Company shall, if on that date Class A Common Stock is issued and publicly traded on any securities market described in the definition of “fair market value,” exchange such shares of Common Stock for an equal number of shares of Class A Common Stock, unless the grant of restricted Stock was specifically made as a grant of Common Stock.

           8.4          Legend.  Any share of restricted Stock shall bear an appropriate legend specifying that such share is non-transferable and subject to the restrictions set forth by the Committee.  If any shares of restricted Stock become nonforfeitable, the Company shall cause certificates for such shares to be issued or reissued without such legend and delivered to the Participant or, at the request of the Participant, shall cause such shares to be credited to a brokerage account specified by the Participant.

Section 9.          Grant of SARs.

           9.1          Grant.  The Committee may grant SARs to any Employee or Outside Director eligible under Section 3 to receive Awards.

           9.2          Award Agreement.  Each SAR shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine; provided that the term of a SAR shall not exceed ten (10) years.

           9.3          Exercise.  SARs may be exercised in accordance with the vesting schedule set forth in the Award Agreement.  Upon such exercise, the Participant shall receive:

                          (a)          the excess of the Fair Market Value of a share of Stock on the date of such exercise, over

                          (b)          an amount equal to the Fair Market Value of a share of Stock on the grant date of such SAR, unless the Committee in the grant of the SAR specified a higher amount.

The benefit upon the exercise of a SAR shall be payable in cash, except that the Committee, with respect to any particular exercise, may, in its discretion, pay benefits wholly or partly in Stock delivered to the Participant or credited to a brokerage account specified by the Participant.

Section 10.        Grant of Performance Awards.

          10.1          Grant.  The Committee may, in its discretion, grant performance Awards to any Employee or Outside Director eligible under Section 3 to receive Awards.

          10.2          Award Agreement.  Each performance Award shall be evidenced by an Award Agreement that shall specify the performance goals, award level, the period over which performance goals are to be achieved (the “Performance Period”), the vesting provisions applicable to each performance Award, the initial value assigned to each performance Award, and such other provisions as the Committee shall determine.

          10.3          Payment of Performance Awards.  At the end of each Performance Period, the Committee shall pay to the Participant in cash or in shares of Stock (as determined by the Committee in its sole discretion) the value (if any) attributable to the performance Award in accordance with the performance measures set forth in the applicable Award Agreement.  Any performance Award with respect to which the performance goals have not been achieved by the end of the applicable measuring period shall expire without any value.

Section 11.        Beneficiary Designation.

Each Participant under the Plan may name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit.  Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime.  In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to his estate.

Section 12.        Vesting and Exercise Period upon Disability, Death or Retirement.

          12.1          Disability or Death.  In the event a Participant’s employment or service as an Outside Director is terminated as a result of the Participant’s Disability, or as a result of the Participant’s death, all unvested Awards shall become immediately vested and Options shall become immediately exercisable; provided that the benefit payment with respect to any performance Award with respect to which the Performance Period has not ended as of the date of such termination of employment or service as an Outside Director, shall be computed as specified in Section 15, but substituting the words “date of such termination of employment or service as an Outside Director” for the words “date of such Change in Control.”  The Participant, or, in the case of a deceased Participant who has not transferred his Awards pursuant to Section 13.2, the Participant’s legal representative or beneficiary, may exercise any outstanding Option or SAR prior to the expiration date of the Option or SAR, or for three (3) years from the date of the Participant’s termination of employment or service as an Outside Director, whichever first occurs.  However, in the case of Incentive Stock Options, the favorable tax treatment prescribed under Code Section 422 shall not be available (in which case such Option shall thereafter be treated as a Non-statutory (Nonqualified) Stock Option) if such Option is not exercised within twelve (12) months after the Participant’s date of termination.

          12.2          Retirement.  In the event a Participant’s employment or service as an Outside Director is terminated as a result of the Participant’s Retirement, all unvested Awards (with the exception of restricted Stock Awards) shall become immediately vested and Options shall become immediately exercisable; provided that the benefit payment with respect to any performance Award with respect to which the Performance Period has not ended as of the date of such Retirement, shall be computed as specified in Section 15, but substituting the words “date of such termination of employment or service as an Outside Director” for the words “date of such Change in Control.”  The Participant may exercise any outstanding Option or SAR prior to the expiration date of the Option or SAR, or for three (3) years from the date of the Participant’s termination of employment or service as an Outside Director, whichever first occurs. However, in the case of Incentive Stock Options, the favorable tax treatment prescribed under Code Section 422 shall not be available (in which case such Option shall thereafter be treated as a Non-statutory (Nonqualified) Stock Option) if such Option is not exercised within three (3) months after the Participant’s date of termination. Notwithstanding anything in the foregoing to the contrary, termination of employment or service as an Outside Director on account of Retirement shall only cause a restricted Stock Award to become fully vested if the Committee at the time of Retirement approves such accelerated vesting for that restricted Stock Award.

          12.3          Other Termination of Employment or Service as an Outside Director.

                           (a)          If prior to a Change in Control, the employment or service as an Outside Director of the Participant shall terminate for any reason other than death, Disability, Retirement, or for Cause, any outstanding Option or SAR which was immediately exercisable at the date of termination may be exercised at any time prior to the expiration date of the Option or SAR or ninety (90) days after such date of termination of employment or service as an Outside Director, whichever first occurs.  Any unvested Award shall expire without value on the date of termination.

                           (b)          If at or after a Change in Control, the employment or service as an Outside Director of a Participant shall terminate for any reason, any outstanding Option or SAR on the date of the Change in Control (including Options or SARs which became fully vested upon the Change in Control pursuant to Section 15) may be exercised at any time prior to the expiration date of the Option or SAR or three (3) years after such date of termination of employment or service as an Outside Director, whichever first occurs.  However, in the case of Incentive Stock Options, the favorable tax treatment prescribed under Code Section 422 shall not be available (in which case such Option shall thereafter be treated as a Non-statutory (Nonqualified) Stock Option) if such Option is not exercised within three (3) months after the Participant’s date of termination (if such termination is for other than death or Disability), and if such Option is not exercised within one (1) year after the Participant’s date of termination (if such termination is for death or Disability).

                           (c)          If a Participant’s employment or service as an Outside Director is terminated for Cause, then any unvested Award and any unexercised Option, SAR or other Award with exercise provisions shall be immediately forfeited.

Section 13.         Restrictions on Transferability of Stock and Awards.

          13.1          Restrictions on Stock Transferability.  The Committee shall impose such restrictions on any shares of Stock acquired pursuant to an Award under the Plan as it may deem advisable, including, without limitation, restrictions under the applicable Federal securities law, under the requirements of any stock exchange upon which such shares of Stock are then listed and under any blue sky or state securities laws applicable to such shares.

          13.2          Nontransferability of Awards.  Except as provided below, no Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than as provided in Section 11 or by will or by the laws of descent and distribution.  Further, all Awards granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.  Notwithstanding the foregoing, a Participant may transfer all or a portion of the Awards (other than Incentive Stock Options or restricted Stock) granted to the Participant to:

                           (a)          the Participant’s spouse, parent, and any lineal descendent (including any adopted child) of a  parent of the Participant or of a parent of the Participant’s spouse, and any trustee, guardian or custodian for any of the foregoing (“Immediate Family Members”);

                           (b)          a trust or trusts for the exclusive benefit of such Immediate Family Members;

                           (c)          a partnership in which such Immediate Family Members are the only partners, and which prohibits transfer of any interest in such partnership, except to the partnership or an Immediate Family Member, or

                           (d)          such other person or entity, and on such terms and conditions, as the Committee may in its discretion permit.

A transfer may be made under this Section 13.2, provided that:

(i) there may be no consideration for any such transfer; and

(ii) subsequent transfers of transferred Awards shall be prohibited without the consent of the Committee, except transfers back to the Participant or those in accordance with Section 11.

Following a transfer, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer, provided that for purposes of this Plan the term “Participant” shall be deemed to refer to the transferee.  The provisions of Sections 7 and 12 relating to the period of exercisability and expiration of the Award shall continue to be applied with respect to the original Participant, and the Award shall be exercisable by the transferee only to the extent, and for the periods, set forth in said Sections 7 and 12.

Section 14.        Rights of Employees and Outside Directors.

          14.1          Employment or Continued Service.  Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, or of the stockholders to terminate any Outside Director’s service as an Outside Director in accordance with the Company’s Certificate of Incorporation and By-laws, as amended, nor confer upon any Participant any right to continue in the employ of the Company or service as an Outside Director.

          14.2          Participation.  Nothing in this Plan shall give an Employee or Outside Director a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

Section 15.        Change in Control.

In the event of a Change in Control, all Awards under the Plan shall vest 100%, and all Options shall become exercisable in full.  The benefit payable with respect to any performance Award with respect to which the Performance Period has not ended as of the date of such Change in Control shall be equal to the product of the grant value assigned to each Award multiplied successively by each of the following:

                           (a)          a fraction, the numerator of which is the number of months (including as a whole month any partial month) that have elapsed since the beginning of the Performance Period for such Award until the date of such Change in Control and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

                           (b)          a percentage equal to the greater of the target percentage, if any, specified in the applicable Award Agreement or the maximum percentage, if any, that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Change in Control would continue until the end of the Performance Period.

Section 16.        Amendment, Modification, and Termination of Plan.

The Board at any time may terminate, and from time to time may amend or modify the Plan, in whole or in part, but no such action shall in any manner adversely affect any Award theretofore granted under the Plan, without the consent of the Participant.  Notwithstanding the foregoing, unless approved by the stockholders of the Company, no amendment or modification of the Plan shall be effective which would increase the total amount of Stock which may be issued under the Plan, increase the maximum number of shares which may be subject to Awards granted under the Plan to a Participant during a calendar year or extend the maximum period during which Awards may be made under this Plan.  For purposes of this Section 16, any adjustment under Section 5.1 or 5.2 upon the occurrence of any of the events described in Section 5.4 shall not constitute an amendment or modification of this Plan.

Section 17.        Tax Withholding.

          17.1          Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, whether domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

          17.2          Form of Tax Payment.  With respect to withholding required upon the exercise of Options, or upon any other taxable event arising as a result of Awards granted hereunder, Participants may elect to satisfy the withholding requirement, in whole or in part, in cash or by having the Company withhold shares of Stock having a Fair Market Value on the date the tax is to be determined equal to the amount of tax required to be withheld to cover any applicable income tax withholding and employment taxes.

Section 18.        Indemnification.

To the extent permitted by law, each person who is or shall have been a member of the Committee or of the Board, or who shall have acted on behalf or under authority of the Board or Committee, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts payable by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold him harmless.

Section 19.         Requirements of Law.

          19.1          Requirements of Law.  The granting of Awards and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

          19.2          Code Section 409A.  To the extent any Award is subject to Code Section 409A, notwithstanding any provision herein to the contrary, the Plan does not permit the acceleration of the time or schedule of any distribution related to such Award, except as permitted by Code Section 409A and/or the Secretary of the United States Treasury.

          19.3          Severability.  If any part of the Plan is declared to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan.  Any part of the Plan so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such part to the fullest extent possible while remaining lawful and valid.

          19.4          Governing Law.  The Plan, and all Award Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the conflict of laws principles thereof.